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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 18, 2002
                        (Date of earliest event reported)

                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Virginia                     1-652                     54-0414210
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

      1501 North Hamilton Street
          Richmond, Virginia                                        23230
(Address of Principal Executive Offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                 (804) 359-9311

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Item 5.  Other Events.


The Competition Directorate of the European Commission is conducting an administrative investigation of certain green tobacco purchasing practices in Spain. The Company's subsidiary, Tabacos Espanoles S.A.("Taes"), conducts buying operations in Spain. Taes is cooperating fully with the investigation. Management is currently gathering information and believes that it is not appropriate to comment further at this time.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNIVERSAL CORPORATION
                                                   (Registrant)

Date: January 18, 2002                        By: /s/ James A. Huffman
                                                  -----------------------------
                                                  James A. Huffman
                                                  Controller